STANDARD INDUSTRIAL LEASE AGREEMENT

By and Between

KHS Properties, LLC.
a Michigan Limited Liability Company

as Landlord

and

Graphic Sciences, Inc.
a Michigan Corporation

as Tenant

INDEX

EXHIBITS AND ADDENDA

LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into this _____ day of August, 2018, by and between **KHS Properties LLC. a Michigan Limited Liability Company** ("Landlord") and **Graphic Sciences, Inc., a Michigan Corporation** ("Tenant").

1. Demise of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the term, at the rent, and upon all of the conditions contained herein, certain premises (the "Premises") containing approximately **39,284 square feet** located within **1551 E. Lincoln Ave**, **Madison Heights, Michigan** (the "Project").

2. Condition of Premises. Tenant accepts the Premises in its "as is" condition as of the execution of this Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

3. Term.

3.1 Term. The term (the "Term") of this Lease shall be for a period of Eight (8) years commencing September 1, 2018 (the "Commencement Date") and expiring August 31, 2026 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof.

3.2 Option to Renew. Provided that tenant is not in default under the terms and conditions of this Lease, Tenant shall have the right to renew this Lease for two (2) additional period of five (5) years under the same terms and conditions (excepting the provisions of this paragraph) as stated herein. Tenant shall give Landlord notice in writing of Tenants intention to exercise this option at least 120 calendar days prior to the expiration of this Lease.

3.3 Early Occupancy. Intentionally Deleted.

4. Rent.

4.1 Base Rent. Tenant shall pay to Landlord as Gross base rent (the "Base Rent") Four Hundred Eighty-Three Thousand Ninety-Five and 00/100 ($483,495) Dollars per year in equal monthly installments of Forty Thousand two Hundred Ninety-One and 25/100 ($40,291.25) Dollars.

4.2 Additional Rent. All charges due and payable by Tenant other than Base Rent are herein called "Additional Rent." The term "Rent" shall mean Base Rent and Additional Rent.

4.3 Annual Rent Increases

Base Rent set forth in Paragraph 4.1. above shall increase at the beginning of the thirteenth (13th) full calendar month from the Commencement Date by one percent (1%), which adjusted rent amount shall remain in effect for the next twelve (12) consecutive months and shall

increase by two percent (2%) each twelve (12) months thereafter for the balance of the Lease Term, including any options to renew.

4.4 Time and Manner of Payment. Payments of Rent are to be made to Landlord's authorized Agent, KHS Properties, LLC., 1551 E. Lincoln Ave, Madison Heights, MI 48071 Suite 101 or as Landlord shall hereafter designate. Rent shall be due and payable upon in advance on the first (1st) day of each month, without offset, deduction or demand. The burden of proof of full payment shall be upon Tenant.

4.5 Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The amount of such costs is difficult to ascertain, and therefore on any rent payment not made within ten (10) days after it is due Tenant shall pay Landlord a late charge equal to Two percent (2%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

4.6 Real Property Taxes. Landlord shall pay all annual Real Estate Property Taxes as they become due. "Real Property Taxes" shall mean: any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, government charge or tax imposed by any taxing authority against the Building or land upon which the Building is located; any tax on the Landlord's right to receive, or the receipt of, rent or income from the Building or against Landlord's business of leasing the Building; any tax, or charge, or assessment, or any assessment for repayment of bonds for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Building by any governmental agency; any charge or fee replacing any tax previously included within the definition of real property tax; and any costs incurred by Landlord in contesting such Real Property Taxes, whether successful or not. Real Property Taxes does not, however, include Tenant's federal or state income, franchise, inheritance or estate taxes. Tenant shall pay when due all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant.

4.7 Insurance. Landlord shall maintain such insurance on the Building as Landlord reasonably deems appropriate. Tenant shall be responsible for such insurance for its private property, General Liability, Workman's Compensation and any other insurance deemed necessary in the operation of their business.

4.8 Common Expenses. Intentionally Deleted.

5. Common Areas.

5.1 Common Areas. In this Lease, "Common Areas" shall mean the main lobby area, stairs, upstairs hallway, common area, lower level hallway, elevator, restrooms located in lower level common area hallway.

5.2 Use of Common Areas. Tenant shall have the right to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time.

5.3 Vehicle Parking. Tenant shall be entitled to use the vehicle parking spaces in the Project allocated to Tenant without paying any additional rent.

5.4 Common Area Maintenance. Landlord shall maintain the Common Areas in good order, condition and repair. Tenant abuse, misuse or damage outside the ordinary course shall be the expense of the Tenant. The Landlord shall be entitled to repair such damage and charge Tenant for such repairs as Additional Rent.

6. Use of Premises. Tenant shall use and occupy the Premises throughout the full Term for the purpose of offices, warehousing and commercial printing and print work production only, and for no other use or purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed.

7. Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit A, as well as all reasonable modifications thereof and additions thereto as are from time to time promulgated by Landlord (the "Rules and Regulations"). Any new rules and regulations promulgated after the Commencement Date, and any modifications to existing rules and regulations, shall be delivered to Tenant not less than 30 days prior to the effective date thereof.

8. Compliance with Laws. Tenant covenants and agrees that it will observe and comply with all laws, orders, rules and regulations of any governmental authority relating to Tenant's use and occupancy of the Premises and will not permit the Premises to be used for illegal purposes nor permit any nuisance to be created or maintained thereon. Notwithstanding anything to the contrary contained herein, if the Premises are not in compliance with any laws, orders, rules or regulations, and such non-compliance results from anything other than Tenant's use or permitted modification of the Premises, Landlord, at its sole cost and expense, shall be responsible for bringing the Premises into compliance.

9. Hazardous Materials. Tenant shall not store, use, generate, maintain or remove asbestos, PCB transformers, other toxic, hazardous or contaminated substances and underground storage tanks (collectively, "Hazardous Materials") in, on, about or from the Premises without the prior written consent of Landlord. In any event, during the term of this Lease, Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County and City Governments and all departments thereof having jurisdiction over the Premises which are applicable to the presence, storage, use, generation, maintenance and removal of Hazardous Materials in, on or about the Premises.

10. Alterations. Tenant shall make no alterations, additions, replacements or improvements to the Premises without the express written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed for non-structural alterations, additions, replacements, or improvements. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Section upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, by a contractor approved by Landlord. Tenant agrees that should it make any alterations, additions, replacements or improvements to the Premises, it will not be acting as agent or servant of Landlord in making any alterations and shall pay when due all claims for labor and material furnished to the Premises. Tenant shall give Landlord at least ten (10) days'

prior written notice of the commencement of any work on the Premises. Landlord may elect to record and post notices of non-responsibility on the Premises.

11. Maintenance and Repairs.

11.1 Landlord's Obligations. Except for any repairs occasioned by the act or omission of Tenant (but expressly excluding repairs occasioned by ordinary wear and tear, which repairs shall be made by Landlord at Landlord's sole cost and expense), Tenant's agents, employees, contractors, licensees or invitees, which repairs shall be the responsibility of Tenant, Landlord shall maintain in good repair the roof, foundations, HVAC system and other building mechanical systems, including sprinkler, electrical and plumbing, and structural walls of the Premises, including exterior doors and windows. Landlord shall not be obligated to make any repairs for Tenants abuse or misuse. Landlord shall not be obligated to make any repairs until Landlord is notified in writing by Tenant, or receives actual notice, whichever is earlier, and Landlord shall then have a reasonable period of time to make such repairs. Landlord shall not be liable for any damage or loss occasioned by Landlord's failure to repair the Premises unless it shall have failed to make such repair within a reasonable time following written notice from Tenant of the need for such repair.

11.2 Tenant's Obligations. Tenant shall at its own expense keep and maintain in good order, condition and repair the occupied Premises, other than those portions for which Landlord shall be responsible as set out above, including, without limitation, interior walls, floors, and ceiling.

12. Right of Entry. Landlord, and its agents or other representatives, shall have the right to enter into and upon the Premises or any part thereof at all reasonable times for the purpose of examining the same, making repairs or alterations, or showing the Premises to prospective purchasers of the Building. Tenant agrees at any time within six (6) calendar months before the expiration of this Lease to allow Landlord to enter upon the Premises and to affix upon any suitable part thereof notice for reletting same, and that Tenant will not remove same and will permit all persons authorized by Landlord to view said Premises at reasonable times.

13. Utilities. All heat, electric current, gas, garbage, or special fees, metering charges, sprinkler fees or bonds, or utility charges of any nature used on the Premises shall be paid for by Landlord. Except where caused by the gross negligence or willful misconduct of Landlord, its employees, agents, or contractors, Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute a constructive eviction or grounds for rental abatement in whole or in part.

14. Assignment and Subletting. No portion of the Tenant's Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant or any change in controlling interest of Tenant, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. Any attempted transfer without consent shall be void and shall constitute a breach of this Lease. No transfer permitted hereunder shall release Tenant or change Tenant's primary liability to pay the Rent. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Lease. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Notwithstanding anything to the contrary contained herein, Tenant shall have the

right, without Landlord's consent, to assign this Lease to any party acquiring all or substantially all of the assets of Tenant by purchase, merger, consolidation, or otherwise.

15. Landlord's Lien. Intentionally deleted.

16. Indemnification. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Premises; (b) the conduct of Tenant's business or anything else done by Tenant or permitted by Tenant to be done in or about the Premises; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant, its agents, employees, visitors, and business invitees. Tenant shall defend Landlord against any such costs, claims or liabilities at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct.

18. Waiver of Subrogation. Landlord and Tenant agree, provided that such agreement does not invalidate or prejudice any policy of insurance, that, in the event the Premises or the fixtures, leasehold improvements, furniture, equipments, or merchandise therein, are damaged or destroyed by fire or other casualty which is covered by insurance of either the Landlord or the Tenant, the rights of either party, if any, against the other, or against the employees, agents, or licensees of any party with respect to such damage or destruction and with respect to any loss resulting there from, including the interruption of the business of any party, are hereby waived to the extent of the coverage of said insurance. Landlord and Tenant agree further that all policies of fire, extended coverage, business interruption, all risk or other insurance covering the Premises, or the contents, fixtures, equipment and improvements thereon, shall, if obtainable, contain a clause or endorsement providing in substance that the insurance shall not be prejudiced by virtue of this waiver. Any additional premiums on account thereof shall be paid by the party benefited.

19. Damage or Destruction.

19.1 Partial Damage to Premises. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises. If the damage can be completely repaired within ninety (90) days from the date of such damage and the cost of such repairs do not exceed fifty percent of the value of the Premises, Landlord shall repair the damage as soon as reasonably possible. Otherwise, Landlord may elect either to repair the damage as soon as reasonably possible, or Landlord or Tenant may terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If the damage to the Premises occurs during the last six (6) months of the Lease Term, and if such damage or destruction is not the result of the act or omission of Tenant, Landlord or Tenant may elect to terminate this Lease.

19.2 Total or Substantial Destruction. If the Premises is totally or substantially destroyed by any cause whatsoever, or if the Premises is in a building which is substantially destroyed (even though the Premises is not totally or substantially destroyed), this

Lease shall terminate as of the date the destruction occurred. However, if the Premises can be rebuilt within one (1) year after the date of destruction, Landlord may elect to rebuild the Premises at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction.

19.3 Temporary Reduction of Rent. If the Premises is totally or substantially destroyed, or if the Premises is damaged through no fault of Tenant's, and the Premises is repaired pursuant to the provisions of this Article, rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises is impaired. Tenant shall not be entitled to any other compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Premises.

20. Condemnation. If all or any portion of the Premises is taken through eminent domain or sold under threat of such taking (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Premises for the amount of its interest in the Premises; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise.

21. Default and Remedies.

21.1 Defaults. Tenant shall be in material default under this Lease:

If Tenant fails to pay rent or any other charge as and when due and such failure continues for a period of five (5) days after written notice from Landlord;

If Tenant fails to perform any of Tenant's other obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion.

If Tenant makes a general assignment or general arrangement for the benefit of creditors; if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days.

21.2 Remedies. On the occurrence of any default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

Terminate Tenant's right to Possession of the Premises, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (a) the worth at the time of the court award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (b) the worth at the time of the court award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of the court award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (d) such other amounts as are necessary to compensate Landlord for the detriment caused by Tenant's failure to perform its obligations under the Lease, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used above, the "worth at the time of the court award" is computed by allowing interest on unpaid amounts at the rate of twelve (12%) per annum, or such lesser amount as may then be the maximum lawful rate;

Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises is located. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

In the event of any Tenant default, Landlord shall use commercially reasonable efforts to mitigate its damages.

21.3 Waiver of Jury Trial The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim of injury or damage. In the event Landlord commences any proceedings for non-payment of minimum rent or other monetary obligations under this Lease, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by the Tenant.

22. Interest on Past Due Amounts. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount, in addition to any late charges due under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

23. Security Deposit. Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount of Seven Thousand and 00/100

($7,000.00) Dollars. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

24. Default by Landlord. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord. Landlord shall not be in default under this Lease unless Landlord fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

25. Legal Proceedings. Should this Lease or the parties' obligations hereunder be the subject of litigation between Landlord and Tenant, it is expressly agreed that the prevailing party will have its reasonable legal fees, costs and expenses reimbursed by the other party.

26. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified or registered mail, return receipt requested, or sent by Federal Express or other recognized delivery service. Notices shall
be effective upon delivery or attempted delivery in accordance with this Section. Notices to Landlord and Tenant shall be addressed as follows:

Tenant
To the Premises or to:
Graphic Sciences, Inc
1551 E. Lincoln Ave
Madison Heights, MI 48071
Suit 102

Landlord

KHS Properties, LLC
C/O Energy Products, Inc.
1551 E. Lincoln Ave
Madison Heights, MI 48071
Suite 101

Either party may change its notice address upon written notice to the other party.

27. Quiet Possession. Upon paying the Rent and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term, subject to all of the provisions of this Lease.

28. Subordination, Non-Disturbance and Attornment.

28.1 Subordination and Non Disturbance. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the

Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quite possession of the Premises during the Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or date of recording thereof.

28.2 Attornment. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

28.3 Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgagee, and shall contain commercially reasonable non-disturbance provisions. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the Attorney-In-Fact of Tenant to execute and deliver any such instrument or document.

28.4 Mortgagee Protection. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the term provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

29. Estoppel Certificates. Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement in substantially the form attached hereto as Exhibit D. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Premises. Landlord, such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

30. Landlord's Liability. The obligations of the Landlord under this Lease do not constitute personal obligations of Landlord or the individual partners, joint venturers, directors, officers, shareholders or beneficial owners of the Landlord, and Tenant shall look

solely to the Building and to no other assets of the Landlord for satisfaction of any liability in respect to this Lease. Tenant will not seek recourse against Landlord or such individuals or entities or such other assets for such satisfaction. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Premises or the leasehold estate under a ground lease of the Premises at the time in question. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee, by actual transfer or appropriate credits, all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

31. Brokerage. This Lease has been negotiated through the agency of N/A, and Tenant warrants and represents to Landlord that no other broker was involved with the leasing of the Premises or the negotiation of this Lease or is entitled to any commission in connection herewith. Tenant agrees to indemnify and hold Landlord harmless against any other claims (including court costs and attorneys fees) for commissions by any other broker.

32. Surrender of Premises. Upon termination of the Lease, by expiration of term, or otherwise, Tenant shall redeliver to Landlord the Premises broom clean and in good order and condition, ordinary wear and tear excepted. In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove and which Tenant has not removed shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. Tenant shall remain liable for holdover rent until the Premises shall be returned in such order to Landlord.

33. Holdover. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Premises. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent for such tenancy shall be two hundred percent (200%) of the Base Rent in effect at the expiration of the Lease.

34. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

35. Interpretation. The captions of the Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the contest of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

36. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other

agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

37. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

38. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

39. Binding Effect; Choice of Law. This Lease shall be binding upon any party who legally acquires any rights or interest in this Lease from Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the State of Michigan shall govern the validity, performance and enforcement of this Lease.

40. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. The withdrawal of a General Partner from the Partnership shall not relieve the General Partner from liability under this Lease and all general partners added to the Partnership shall be fully liable for the Partnership's obligations hereunder. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition.

41. Joint and Several Liability. Intentionally deleted.

42. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of
labor or material, government regulation or restriction and weather conditions.

43. Execution of Lease. This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

44. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

45. Submission of Lease. The submission of this Lease to Tenant for examination does not constitute an offer to lease or a reservation of space. No agreement

between Landlord and Tenant relating to the leasing of the Premises shall become effective or binding until executed by both parties and received by Tenant.

IN WITNESS WHEREOF, the parties have hereunder executed the lease the day and year above written.

LANDLORD:

KHS Properties, LLC

By: ______________________
Kurt H. Smith

Its: Manager

Date: 8/30/2008 ,2018

TENANT:

Graphic Sciences, Inc

By: ______________________

Its: President

By: ______________________

Its: Vice-President

Date: 8/30/18 ,2018

EXHIBIT A

Rules and Regulations

1. Except for any Tenant sign, placard, picture, advertisement, name or notice in place as of the Commencement Date, no sign, placard, picture, advertisement, name, or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. No awning shall be permitted on any part of the Premises.

2. Tenant shall not obstruct any sidewalks, entrances, or driveways of the Building. No Tenant and no employee or invitee of any Tenant shall go upon the roof of the Building except to service any air-conditioner or heating unit.

3. Landlord shall furnish Tenant, free of charge, with one key to the Premises. Tenant shall be responsible for rekeying the Premises upon occupancy and maintaining control over the keys. Upon the termination of its tenancy, Tenant shall deliver to Landlord the keys of all doors.

4. If Tenant requires telegraphic, telephonic, burglar alarm, or similar services, it shall first obtain and comply with Landlord's instructions in their installation.

5. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

6. The toilet rooms, toilets, urinals, wash bowls, and other apparatus shall not be used for any purpose of other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expenses of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused same.

7. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

8. Tenant shall be granted access once per day to dispose of daily household type waste and reasonable amounts of cardboard in the trash compactor located on the west side of the warehouse. Bulk garbage and pallets shall be handled separately by the Tenant and at their expense. Tenant shall not place in any dumpster any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.

9. Tenant shall not store, fabricate, maintain, or otherwise use the parking areas or driveway except as specifically provided herein.

10. Cars must be parked entirely within the stall lines painted on the ground. The speed limit shall be five (5) miles per hour. Parking is prohibited: (a) in areas not striped

for parking, (b) in aisles, (c) where "no parking" signs are posted, (d) on ramps, (e) in cross hatched areas, and (f) in such other areas as may be designed by Landlord as reserved for the exclusive use of others. Washing, waxing, cleaning, or servicing of any vehicle by anyone is prohibited.

11. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rule and Regulations against any or all of the tenants of the Building.

12. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of any lease of premises in the Project.

13. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time-to-time be needed for safety and security, for care and cleanliness of the Buildings, and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

14. Smoking shall not be permitted inside the building or within 25' of any entrance to the building.

15. Tenant shall be responsible for the observance of all the foregoing rules by Tenant's employees, agents, clients, customers, invitees, and guests.